UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 22, 2008

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California (Address of principal executive offices)	91360 (Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02	Results of Operations and Financial Condition
     On July 24, 2008, Teledyne issued a press release with respect to its second quarter 2008 financial results. That press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The information furnished pursuant to this Item 2.02 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On July 22, 2008, the Personnel and Compensation Committee (the “Committee”) of the Board of Directors of Teledyne approved new annual base salaries for Teledyne’s named executive officers, effective September 1, 2008. The new base salaries approved by the Committee included the following:

Name	Position	Base Salary
Robert Mehrabian	Chairman, President and Chief Executive Officer	$840,000
John T. Kuelbs	Executive Vice President, General Counsel and Secretary	$430,000
Dale A. Schnittjer	Senior Vice President and Chief Financial Officer	$385,000
Aldo Pichelli	President and Chief Operating Officer, Electronics and Communications Segment	$375,000
Susan L. Main	Vice President and Controller	$273,000
In setting such base salaries, the Committee considered general industry and industry peer compensation information provided by Hewitt Associates, executive performance and other factors.
In addition, for 2008, to be more comparable with similar executives at peer companies, among other factors, and subject to the performance measures and discretion of the Committee, the Committee increased the percentage of base salary applicable to the Annual Incentive Plan cash bonus of Aldo Pichelli to 60%. With regard to Mr. Pichelli, the Committee also increased his applicable base salary percentage for the purposes of the 2006-2008 performance share program to 125%.
     The Board of Directors, upon the recommendation of the Nominating and Governance Committee after considering director compensation information of peer companies and other factors, increased the annual retainer fees paid to the chairs of its standing committees, effective as of July 22, 2008, as follows:
Audit Committee Chair — $12,000
Personnel and Compensation Committee Chair — $7,500
Nominating and Governance Committee Chair — $7,500

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit 99.1	Press Release announcing second quarter 2008 financial results dated July 24, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Senior Vice President and Chief Financial Officer

Dated: July 24, 2008

EXHIBIT INDEX

Description

Exhibit 99.1	Press Release announcing second quarter 2008 financial results dated July 24, 2008.